Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Global Clean Energy Holdings, Inc. (the “Company”) hereby certifies that, to his knowledge:

(i)                 The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 6, 2020	By: /s/ RALPH GOEHRING Name: Ralph Goehring, Title: Chief Financial Officer (Principal Financial and Accounting Officer)